UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MOUNTAIN CREST ACQUISITION CORP. V

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MOUNTAIN CREST ACQUISITION CORP. V

311 West 43rd Street, 12th Floor
New York, NY 10036

[●], 2023

Dear Stockholder:

On behalf of the Board of Directors of Mountain Crest Acquisition Corp. V (“Mountain Crest,” the “Company” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at [●].m. Eastern Time on [●], 2023. The Company will be holding the Special Meeting as a virtual meeting via the following information:

Mountain Crest Acquisition Corp. V Virtual Shareholder Meeting Information:

Meeting Date: [●], 2023

Meeting Time: [●].m. Eastern Time

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/mcacquisitionv/[●]

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: [●]#

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.cstproxy.com/mcacquisitionv/[●]. We are first mailing these materials to our stockholders on or about [●], 2023.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

(i) Proposal 1 — A proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), to vote on the following proposed amendments:

●	Extension Amendment: to modify the terms and extend the date by which the Company has to consummate an initial business combination (the “Business Combination”) to November 16, 2024, provided that the Company deposits into the trust account (the “Trust Account”) an amount equal to $0.10 per oustanding share of common stock sold in the Company’s initial public offering (the “Public Share”) for each three-month extension commencing on November 17, 2023;

●	NTA Requirement Amendment: to eliminate the requirement to maintain $5,000,001 of net tangible book value prior to or upon consummation of a Business Combination (the “NTA Requirement”) by eliminating such requirement set forth in paragraph D of Article Sixth; and

●	Issuance Amendment: to permit prior to a Business Combination the issuance of common stock or securities convertible into common stock or the issuance of securities which vote as a class with the common stock on a business combination by eliminating the restrictions on such issuances set forth in paragraph G of Article Sixth.

We refer to these proposals as the “Charter Amendment Proposals”. A copy of the proposed Charter Amendment is attached hereto as Annex A.

(ii) Proposal 2 — A proposal to authorize the Chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Special Meeting may deem necessary or appropriate (we refer to this proposal as the “Adjournment Proposal”).

The purpose of the Charter Amendment Proposals and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination, to remove the NTA Requirement, and to permit the Company to issue additional shares of common stock to meet certain continued listing rules of the Nasdaq Stock Market LLC (“Nasdaq”).

a. Extension Amendment

As previously announced, on October 19, 2022, the Company entered into that certain Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and between the Company and AUM Biosciences Pte. Ltd., a private company limited by shares incorporated in Singapore, with company registration 201810204D (the “AUM”), which was subsequently amended on February 10, 2023, March 30, 2023 and April 19, 2023. On January 27, 2023, AUM Biosciences Limited, a Cayman Islands exempted company (“Holdco”), AUM Biosciences Subsidiary Pte. Ltd., a private company limited by shares incorporated in Singapore, with company registration number 202238778Z (“Amalgamation Sub”) and AUM Biosciences Delaware Merger Sub, Inc., a Delaware corporation (“Merger Sub”) executed a joinder agreement with Mountain Crest and AUM and joined the Business Combination Agreement as parties. The Business Combination Agreement would have provided, subject to its terms and conditions, for a Business Combination of Mountain Crest. Pursuant to stockholder approval obtained as special meetings held on December 20, 2022 and May 12, 2023, the Company has twice amended its Charter to extend a Business Combination Period to February 16, 2024. On June 8, 2023, Mountain Crest received a termination notice (the “Notice”) from AUM. The Notice terminated a Business Combination Agreement as of June 8, 2023.

The Company’s Charter provides that the Company has until February 16, 2024 (the “Termination Date”) to complete a Business Combination. The only way to extend the time for the Company to complete its Business Combination (the “Combination Period”) is to have a separate stockholder vote to amend the current Charter.

The Company is working towards a Business Combination, by identifying and conducting discussions with potential target companies, but has determined that there will not be sufficient time before February 16, 2024, the Termination Date, to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, any Business Combination. The Company’s management believes that it can close a Business Combination before November 16, 2024 (i.e., the end of the Combination Period). If the Extension Amendment is approved, the Company will have the right to modify and extend the Combination Period to November 16, 2024, provided that the Company deposits into the Trust Account an amount equal to $0.10 per Public Share (the “Extension Payment”) for each of the following three-month extensions: (1) November 17, 2023 to February 16, 2024, (2) February 17, 2024 to May 16, 2024, (3) May 17, 2024 to August 16, 2024 and (4) August 17, 2024 to November 16, 2024. If the Charter Amendment Proposals are approved, November 16, 2023, if not extended, or the last day of the final extension period, if extended, shall be referred to as the “Extended Date.” The Extension Payment will be deposited in the Trust Account prior to the beginning of the additional extension period (or portion thereof).

If the Extension Amendment is not approved, or if the Extension Amendment is approved and the Charter Amendment is implemented, but the Company’s Board determines that the Company will not be able to consummate a Business Combination by the Extended Date, then the Company will wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment is not approved.

b. NTA Requirement Amendment

Paragraph D of Article VI of the Charter provides that Mountain Crest will not consummate a Business Combination unless it has net tangible assets of at least $5,000,001 upon consummation of such Business Combination. The purpose of this provision was to ensure that, in connection with its Business Combination, Mountain Crest would continue, as it has since the IPO, to not be subject to the “penny stock” rules promulgated by the SEC, because Mountain Crest satisfied an exclusion to the “penny stock” rules for companies that have net tangible assets of at least $5,000,001. However, Mountain Crest believes that it may rely on another exclusion, which relates to its securities being listed on Nasdaq, known as the “Exchange Rule.” Therefore, Mountain Crest intends to rely on the Exchange Rule to not be deemed subject to the SEC’s “penny stock” rules. If the NTA Requirement Amendment is approved, Paragraph D of Article VI of the Charter will be eliminated and the Company will not be required to have net tangible assets of at least $5,000,001 upon consummation of a Business Combination.

c. Issuance Amendment

On April 3, 2023, the Company received a notice from Nasdaq stating that the Company’s listed securities failed to satisfy the $50,000,000 market value of listed securities (“MVLS”) requirement for continued listing on The Nasdaq Global Market in accordance with Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Requirement”) based upon the Company’s MVLS for the 30 consecutive business days prior to the date of the notice. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided a period of 180 calendar days, or until October 2, 2023, in which to regain compliance with the MVLS Requirement.

On May 18, 2023, the Company received a second notice from Nasdaq, stating that the Company no longer satisfies the requirement to maintain a minimum of 1,100,000 publicly held shares (the “PHS Requirement”) for continued listing on The Nasdaq Global Market, according to the number of publicly held shares reported on its Form 8-K for May 12, 2023. The Company has been provided 45 calendar days, or until July 3, 2023, to submit a plan to Nasdaq to regain compliance with the PHS Requirement. If the plan is accepted, Nasdaq can grant an extension of up to 180 calendar days from the date of the Notice, or until November 14, 2023, to evidence compliance with the PHS Requirement. If the plan is not accepted, the Company will have the right to appeal, and the Company’s securities would remain listed on The Nasdaq Global Market until completion of the appeal process.

On June 27, 2023, the Company received a third notice from Nasdaq stating that the Company’s listed securities failed to maintain a minimum Market Value of Publicly Held Shares (“MVPHS”) of $15,000,000 which is a requirement for continued listing on The Nasdaq Global Market in accordance with Nasdaq Listing Rule 5450(b)(3)(C) (the “MVPHS Requirement”) based upon the Company’s MVPHS for the 30 consecutive business days prior to the date of the notice. In accordance with Nasdaq Listing 5810(c)(3)(D), the Company has been provided a period of 180 calendar days, or until December 26, 2023, in which to regain compliance with the MVPHS Requirement.

Alternatively, The Nasdaq Capital Market has different requirements for the continued listings. The chart below shows some differences, among others:

	The Nasdaq Global Market’s Requirement	The Nasdaq Capital Market’s Requirement	MCV as of June 27, 2023
MVLS	$50 million	$35 million	Approximately $28 million
PHS	1.1 million	500,000	706,874
MVPHS	$15 million	$1 million	Approximately $7 million

As part of the Company’s plan to address the deficiencies delineated in the Nasdaq notices, referenced above, the Company has submitted its application to transfer the listing of its securities from The Nasdaq Global Market to The Nasdaq Capital Market on April 7, 2023, and plans to consummate a private placement of its common stock to satisfy the MVLS Requirement, PHS Requirement and MVPHS Requirement. However, the Company is not currently allowed to issue additional shares of common stock, because Paragraph G of Article VI of the Charter provides that “Prior to a Business Combination, the Board of Directors may not issue any securities which participate in or are otherwise entitled in any manner to any of the proceeds in the Trust Fund or which vote as a class with the Common Stock on a Business Combination.” By eliminating this provision, through the Issuance Amendment, the Company will be permitted to conduct a private placement and issue additional shares of common stock, and therefore regain the compliance with the Nasdaq listing standards noted above.

The Charter Proposals are required for the implementation of the Board’s plan to allow the Company more time to complete a Business Combination and to regain the compliance with the Nasdaq listing standards noted above. Each of the three separate charter proposals described above needs to be approved in order for the Charter Proposals to be considered to have been approved.

Each of the Charter Proposals and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

You are not being asked to vote on any Business Combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a Business Combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated a Business Combination by the Extended Date.

In connection with the Charter Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposals and Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[●] million of marketable securities as of [●], 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Our sponsor, our officers and directors, hold the right to vote over an aggregate of 1,948,000 shares of common stock which include 1,725,000 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to our initial public offering (“IPO”) and 223,000 shares of common stock that make part of the units, which we refer to as the “Private Units,” that were purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [●], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of [●], 2023, there was approximately $[●] million in the Trust Account, and the estimated redemption price is approximately $[●] per share, before deducting estimated taxes payable. The closing price of the Company’s common stock on [●], 2023 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposals and the Adjournment Proposal are not approved and we do not consummate a Business Combination by February 16, 2024, as in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Units.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Charter Amendment Proposals. Notwithstanding stockholder approval of the Charter Amendment, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on [●], 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Charter Amendment at the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Suying Liu
Suying Liu
Chief Executive Officer
[●], 2023

MOUNTAIN CREST ACQUISITION CORP. V

311 West 43rd Street, 12th Floor

New York, NY 10036

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2023

[●], 2023

To the Stockholders of Mountain Crest Acquisition Corp. V:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Mountain Crest Acquisition Corp. V (“Mountain Crest,” the “Company” or “we”), a Delaware corporation, will be held on [●], 2023, at [●].m. Eastern Time. The Company will be holding the Special Meeting as a virtual meeting via the following information:

Mountain Crest Acquisition Corp. V Virtual Shareholder Meeting Information:

Meeting Date: [●], 2023

Meeting Time: [●].m. Eastern Time

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/mcacquisitionv/[●]

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: [●]#

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

1.	A proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), to vote on the following proposed amendments:

●	Extension Amendment: to modify the terms and extend the date by which the Company has to consummate an initial business combination (the “Business Combination”) to November 16, 2024, provided that the Company deposits into the trust account (the “Trust Account”) an amount equal to $0.10 per oustanding share of common stock sold in the Company’s initial public offering (the “Public Share”) for each three-month extension commencing on November 17, 2023;

●	NTA Requirement Amendment: to eliminate the requirement to maintain $5,000,001 of net tangible book value prior to or upon consummation of a Business Combination (the “NTA Requirement”) by eliminating such requirement set forth in paragraph D of Article Sixth; and

●	Issuance Amendment: to permit prior to a Business Combination the issuance of common stock or securities convertible into common stock or the issuance of securities which vote as a class with the common stock on a Business Combination by eliminating the restrictions on such issuances set forth in paragraph G of Article Sixth.

We refer to these proposals as the “Charter Amendment Proposals”. A copy of the proposed Charter Amendment is attached hereto as Annex A;

2.	A proposal to authorize the Chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Special Meeting may deem necessary or appropriate (we refer to this proposal as the “Adjournment Proposal”).; and

3.	To act on such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on [●], 2023 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

/s/ Suying Liu
Chief Executive Officer

New York, New York

[●], 2023

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2023. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/mcacquisitionv/[●].

MOUNTAIN CREST ACQUISITION CORP. V

311 West 43rd Street, 12th Floor

New York, NY 10036

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD [●], 2023

FIRST MAILED ON OR ABOUT [●], 2023

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Mountain Crest Acquisition Corp. V (the “Company,” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on [●], 2023 at [●].m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Special Meeting, and any adjournments or postponements thereof, as a virtual meeting via the following information:

Mountain Crest Acquisition Corp. V Virtual Shareholder Meeting Information:

Meeting Date: [●], 2023

Meeting Time: [●].m. Eastern Time

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/mcacquisitionv/[●]

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: [●]#

The principal executive office of the Company is 311 West 43rd Street, 12th Floor, New York, NY 10036 and its telephone number, including area code, is (646) 493-6558.

Forward Looking Statements

This Proxy Statement (this “Proxy Statement”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Proxy Statement regarding the proposed Nasdaq compliance plan, including the benefits of the Nasdaq compliance plan, and the expected timing of the private placement and a Business Combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward- looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward- looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of a Business Combination; (2) the outcome of any legal proceedings that may be instituted against the Company following the announcement of the termination of a Business Combination Agreement; (3) the inability to complete any Business Combination, including due to failure to obtain approval of the stockholders of any target and the Company, certain regulatory approvals, or satisfy other conditions to closing in the Business Combination agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of any Business Combination agreement or could otherwise cause the transaction to fail to close; (5) the impact of the COVID-19 pandemic on the Company’s business and/or the ability of the parties to complete the proposed Business Combination; (6) the inability to obtain the listing of combined company’s ordinary shares on any stock exchange following a Business Combination; (7) the risk that the any Business Combination disrupts current plans and operations as a result of the announcement and consummation of a Business Combination; (8) the ability to recognize the anticipated benefits of a Business Combination, which may be affected by, among other things, competition, the ability of any target to grow and manage growth profitably, and retain its key employees; (9) costs related to any Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that any target or the Company may be adversely affected by other economic, business, and/or competitive factors; (12) risks relating to the uncertainty of the projected financial information with respect to any target; (13) risks related to the organic and inorganic growth of any target’s business and the timing of expected business milestones; (14) the amount of redemption requests made by the Company’s stockholders; (15) the inability to regain compliance with Nasdaq or the acceptance of any Nasdaq compliance plan; (16) the inability to contemplate any private placement; and (17) other risks and uncertainties indicated from time to time in the final prospectus of the Company for its initial public offering and the Registration Statement relating to the any Business Combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal 1 — A proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), to vote on the following proposed amendments:

●	Extension Amendment: to modify the terms and extend the date by which the Company has to consummate an initial business combination (the “Business Combination”) to November 16, 2024, provided that the Company deposits into the trust account (the “Trust Account”) an amount equal to $0.10 per oustanding share of common stock sold in the Company’s initial public offering (the “Public Share”) for each three-month extension commencing on November 17, 2023;

●	NTA Requirement Amendment: to eliminate the requirement to maintain $5,000,001 of net tangible book value prior to or upon consummation of a Business Combination (the “NTA Requirement”) by eliminating such requirement set forth in paragraph D of Article Sixth; and

●	Issuance Amendment: to permit prior to a Business Combination the issuance of common stock or securities convertible into common stock or the issuance of securities which vote as a class with the common stock on a Business Combination by eliminating the restrictions on such issuances set forth in paragraph G of Article Sixth.

We refer to these proposals as the “Charter Amendment Proposals”. A copy of the proposed Charter Amendment is attached hereto as Annex A;

2.	Proposal 2 — A proposal to authorize the Chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Special Meeting may deem necessary or appropriate (we refer to this proposal as the “Adjournment Proposal”); and

3.	To act on such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.

The purpose of the Charter Amendment Proposals and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination, to remove the NTA Requirement, and to permit the Company to issue additional shares of common stock to meet certain continued listing rules of the Nasdaq Stock Market LLC (“Nasdaq”).

a. Extension Amendment

As previously announced, on October 19, 2022, the Company entered into that certain Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and between the Company and AUM Biosciences Pte. Ltd., a private company limited by shares incorporated in Singapore, with company registration 201810204D (the “AUM”), which was subsequently amended on February 10, 2023, March 30, 2023 and April 19, 2023. On January 27, 2023, AUM Biosciences Limited, a Cayman Islands exempted company (“Holdco”), AUM Biosciences Subsidiary Pte. Ltd., a private company limited by shares incorporated in Singapore, with company registration number 202238778Z (“Amalgamation Sub”) and AUM Biosciences Delaware Merger Sub, Inc., a Delaware corporation (“Merger Sub”) executed a joinder agreement with Mountain Crest and AUM and joined the Business Combination Agreement as parties. The Business Combination Agreement would have provided, subject to its terms and conditions, for a Business Combination of Mountain Crest. Pursuant to stockholder approval obtained as special meetings held on December 20, 2022 and May 12, 2023, the Company has twice amended its Charter to extend a Business Combination Period to February 16, 2024. On June 8, 2023, Mountain Crest received a termination notice (the “Notice”) from AUM. The Notice terminated a Business Combination Agreement as of June 8, 2023.

The Company’s Charter provide that the Company has until February 16, 2024 (the “Termination Date”) to complete a Business Combination. The only way to extend the time for the Company to complete its Business Combination (the “Combination Period”) is to have a separate stockholder vote to amend the current Charter.

The Company is working towards a Business Combination by identifying and conducting negotiations with target companies, but has determined that there will not be sufficient time before February 16, 2024, the Termination Date, to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, any Business Combination. The Company’s management believes that it can close a Business Combination before November 16, 2024 (i.e., the end of the Combination Period). If the Extension Amendment is approved, the Company will have the right to modify and extend the Combination Period to November 16, 2024,  provided that the Company deposits into the Trust Account an amount equal to $0.10 per Public Share (the “Extension Payment”) for each of the following three-month extensions: (1) November 17, 2023 to February 16, 2024, (2) February 17, 2024 to May 16, 2024, (3) May 17, 2024 to August 16, 2024 and (4) August 17, 2024 to November 16, 2024. If the Charter Amendment Proposals are approved, November 16, 2023, if not extended, or the last day of the final extension period, if extended, shall be referred to as the “Extended Date.” The Extension Payment will be deposited in the Trust Account prior to the beginning of the additional extension period (or portion thereof).

If the Extension Amendment is not approved, or if the Extension Amendment is approved and the Charter Amendment is implemented, but the Company’s Board determines that the Company will not be able to consummate a Business Combination by the Extended Date, then the Company will wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment is not approved.

b. NTA Requirement Amendment

Paragraph D of Article VI of the Charter provides that Mountain Crest will not consummate a Business Combination unless it has net tangible assets of at least $5,000,001 upon consummation of such Business Combination. The purpose of this provision was to ensure that, in connection with its Business Combination, Mountain Crest would continue, as it has since the IPO, to not be subject to the “penny stock” rules promulgated by the SEC, because Mountain Crest satisfied an exclusion to the “penny stock” rules for companies that have net tangible assets of at least $5,000,001. However, Mountain Crest believes that it may rely on another exclusion, which relates to its securities being listed on Nasdaq, known as the “Exchange Rule.” Therefore, Mountain Crest intends to rely on the Exchange Rule to not be deemed subject to the SEC’s “penny stock” rules. If the NTA Requirement Amendment is approved, Paragraph D of Article VI of the Charter will be eliminated and the Company will not be required to have net tangible assets of at least $5,000,001 upon consummation of a Business Combination.

c. Issuance Amendment

On April 3, 2023, the Company received a notice from Nasdaq stating that the Company’s listed securities failed to satisfy the $50,000,000 market value of listed securities (“MVLS”) requirement for continued listing on The Nasdaq Global Market in accordance with Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Requirement”) based upon the Company’s MVLS for the 30 consecutive business days prior to the date of the notice. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided a period of 180 calendar days, or until October 2, 2023, in which to regain compliance with the MVLS Requirement.

On May 18, 2023, the Company received a second notice from Nasdaq, stating that the Company no longer satisfies the requirement to maintain a minimum of 1,100,000 publicly held shares (the “PHS Requirement”) for continued listing on The Nasdaq Global Market, according to the number of publicly held shares reported on its Form 8-K for May 12, 2023. The Company has been provided 45 calendar days, or until July 3, 2023, to submit a plan to Nasdaq to regain compliance with the PHS Requirement. If the plan is accepted, Nasdaq can grant an extension of up to 180 calendar days from the date of the Notice, or until November 14, 2023, to evidence compliance with the PHS Requirement. If the plan is not accepted, the Company will have the right to appeal, and the Company’s securities would remain listed on The Nasdaq Global Market until completion of the appeal process.

On June 27, 2023, the Company received a third notice from Nasdaq stating that the Company’s listed securities failed to maintain a minimum Market Value of Publicly Held Shares (“MVPHS”) of $15,000,000 which is a requirement for continued listing on The Nasdaq Global Market in accordance with Nasdaq Listing Rule 5450(b)(3)(C) (the “MVPHS Requirement”) based upon the Company’s MVPHS for the 30 consecutive business days prior to the date of the notice. In accordance with Nasdaq Listing 5810(c)(3)(D), the Company has been provided a period of 180 calendar days, or until December 26, 2023, in which to regain compliance with the MVPHS Requirement.

Alternatively, The Nasdaq Capital Market has different requirements for the continued listings. The chart below shows some differences, among others:

	The Nasdaq Global Market’s Requirement	The Nasdaq Capital Market’s Requirement	MCV as of June 27, 2023
MVLS	$50 million	$35 million	Approximately $28 million
PHS	1.1 million	500,000	706,874
MVPHS	$15 million	$1 million	Approximately $7 million

As part of the Company’s plan to address the deficiencies delineated in the Nasdaq notices, referenced above, the Company has submitted its application to transfer the listing of its securities from The Nasdaq Global Market to The Nasdaq Capital Market on April 7, 2023, and plans to consummate a private placement of its common stock to meet the MVLS Requirement, PHS Requirement and MVPHS Requirement. However, the Company is not currently allowed to issue additional shares of common stock, because Paragraph G of Article VI of the Charter provides that “Prior to a Business Combination, the Board of Directors may not issue any securities which participate in or are otherwise entitled in any manner to any of the proceeds in the Trust Fund or which vote as a class with the Common Stock on a Business Combination.” By eliminating this provision, through the Issuance Amendment, the Company will be permitted to conduct a private placement and issue additional shares of common stock, and therefore regain the compliance with the Nasdaq listing standards noted above.

The Charter Proposals are required for the implementation of the Board’s plan to allow the Company more time to complete a Business Combination and to regain the compliance with the Nasdaq listing standards noted above. Each of the three separate charter proposals described above needs to be approved in order for the Charter Proposals to be considered to have been approved.

Each of the Charter Proposals and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

You are not being asked to vote on any Business Combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a Business Combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated a Business Combination by the Extended Date.

In connection with the Charter Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposals and Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[●] million of marketable securities as of [●], 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Our sponsor, our officers and directors, hold the right to vote over an aggregate of 1,948,000 shares of common stock which include 1,725,000 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to our initial public offering (“IPO”) and 223,000 shares of common stock that make part of the units, which we refer to as the “Private Units,” that were purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [●], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of [●], 2023, there was approximately $[●] million in the Trust Account, and the estimated redemption price is approximately $[●] per share, before deducting estimated taxes payable. The closing price of the Company’s common stock on [●], 2023 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposals and the Adjournment Proposal are not approved and we do not consummate a Business Combination by February 16, 2024, as in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Units.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Charter Amendment Proposals. Notwithstanding stockholder approval of the Charter Amendment, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on [●], 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on [●], 2023 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournments or postponements thereof.

The shares of the Company’s Common Stock represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about [●], 2023.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Special Meeting is 2,654,874, assuming no shares will be redeemed at the Merger Meeting. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of 1,327,438 shares (assuming no shares will be redeemed at the Merger Meeting), or a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so- called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non- routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Charter Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Adjournment) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Votes Required	Broker Discretionary Vote Allowed
Charter Amendment	Majority of outstanding shares	No
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Abstentions and broker non-votes will count as a vote against the first proposal, but will not have an effect on the Adjournment Proposal assuming a quorum is present.

Factors to Consider

When you consider the recommendation of our board, you should consider, among other things, the following benefits and detriments of the proposals to you as the public stockholders:

●	If the Charter Amendment Proposals are approved and the Company extends the Combination Period to November 16, 2024, no redemption amount will be added to the Trust Account.

●	As of today, Mountain Crest Global Holdings LLC (the “Sponsor”) has made an interest-free loan in the aggregate amount of $300,000 to the Company. The loan will be repaid at the closing of the Business Combination, and therefore, funds available to the post-combination company will be reduced by that same amount. No funds from the Trust Account would be used to repay such loans in the event of our liquidation.

●	Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Common Stock as of the Record Date. (See “Conversion Rights” below).

●	Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[●] million of marketable securities as of [●], 2023.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	On April 8, 2021, Mountain Crest’s insiders, including the Sponsor, purchased an aggregate of 1,437,500 shares of Mountain Crest Common Stock for an aggregate purchase price of $25,000. On November 2, 2021, Mountain Crest declared a 20% stock dividend on each insider share thereby increasing the number of issued and outstanding Founder Shares to 1,725,000. If Mountain Crest does not consummate a Business Combination by February 16, 2024, or November 16, 2024 if the Charter Amendment Proposals are approved, the Mountain Crest will be required to dissolve and liquidate. In such event, the 1,725,000 shares of Mountain Crest Common Stock held by the Initial Stockholders, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless. Such shares had an aggregate market value of approximately $[●] million based on the closing price of Common Stock of $[●] on Nasdaq as of [●], 2023.

●	On November 16, 2021, simultaneously with the closing of the IPO, Mountain Crest consummated a private placement for an aggregate of 205,000 units (the “Private Units”), at a price of $10.00 per Private Unit, generating total proceeds of $2,050,000. On November 18, 2021, simultaneously with the sale of the over-allotment units in the IPO, Mountain Crest consummated the private sale of an additional 18,000 Private Units to the Sponsor. If Mountain Crest does not consummate a Business Combination by February 16, 2024, or November 16, 2024 if the Charter Amendment Proposals are approved, Mountain Crest will be required to dissolve. In such event, the 223,000 Private Units purchased by the Sponsor for a total purchase price of $2,230,000, will be worthless. Such Private Units had an aggregate market value of approximately $[●] million based on the closing price of Mountain Crest public units of $[●] on Nasdaq as of [●], 2023.

●

If the Extension Amendment is approved, our Sponsor may loan Mountain Crest the Extension Payment to deposit in the Trust Account as an interest-free loan to be repaid by us upon consummation of a Business Combination. No funds from the Trust Account would be used to repay such loans in the event of our liquidation.

●	The exercise of the Company’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of a Business Combination may result in a conflict of interest when determining whether such changes or waivers are appropriate and in the Company’s stockholders’ best interests.

●	The Sponsor will benefit from the completion of a Business Combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate.

●	Only if a Business Combination is completed by February 16, 2024, or November 16, 2024 if the Charter Amendment Proposals are approved, Mountain Crest’s officers and directors, the Sponsor and its affiliates will be reimbursed for any reasonable fees and out-of-pocket expenses incurred in connection with activities on Mountain Crest’s behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations (including a Business Combination). As of [●], 2023, an aggregate of $0 had been incurred or accrued in respect of such expense reimbursement obligation.

●	Unless Stock Escrow Agreement dated as of November 12, 2021, entered into by and among Mountain Crest, Mountain Crest’s initial stockholders and Continental as the escrow agent (the “Stock Escrow Agreement”) is terminated, with certain limited exceptions, 50% of the Company’s founder shares will not be transferred, assigned, sold or released from escrow until the earlier of six months after the date of the consummation of our initial Business Combination and the date the closing price of our Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial Business Combination and the remaining 50% of the insider shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of our initial Business Combination or earlier in either case if, subsequent to our initial Business Combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their shares of Common Stock for cash, securities or other property;

●	In order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination, Mountain Crest’s insiders, officers and directors or their affiliates may, but are not obligated to, loan Mountain Crest funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. If Mountain Crest completes a Business Combination, Mountain Crest may repay such loaned amounts out of the proceeds of the Trust Account released to us. In the event that a Business Combination does not close, Mountain Crest may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, but no proceeds from Mountain Crest’s Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into private units, at a price of $10.00 per Unit, at the option of the lender. These private units would be identical to the Private Units. As of [●], 2023, the Sponsor loaned to Mountain Crest an aggregate of $0, excluding the interest-free extension loan of $300,000.

●	If a Business Combination is not completed, the Sponsor will lose an aggregate of approximately $[●] million, comprised of the following:

●	approximately $[●] million (based on the closing price of $[●] per share of Mountain Crest Common Stock on the Nasdaq Stock Market as of [●], 2023) of the 1,717,800 Founder Shares it holds;

●	approximately $[●] million (based on the closing price of $[●] per public unit on the Nasdaq Stock Market as of [●], 2023) of the 223,000 Private Units it holds;

●	repayment of an interest-free extension loan of $300,000, which will be forgiven, except to the extent of any funds held outside of the Trust Account, by the Sponsor or its affiliates if Mountain Crest is unable to consummate a Business Combination during the Combination Period.

●	At the special meeting of stockholders held on December 20, 2022, Mountain Crest’s stockholders approved an amendment to Mountain Crest’s Amended and Restated Certificate of Incorporation (the “First Extension Amendment Proposal”) and an amendment to the Investment Management Trust Agreement with Continental Stock Transfer & Trust Company, dated November 12, 2021 (the “Trust Amendment Proposal”), giving Mountain Crest the right to extend the Combination Period for a period of 3 months from February 16, 2023 to May 16, 2023 and to the extent Mountain Crest’s Amended and Restated Certificate of Incorporation is amended to extend the Combination Period, by depositing into the Trust Account $300,000, upon five days’ advance notice prior to February 16, 2023. We refer to the amendments to the certificate of incorporation and to the Trust Agreement collectively as the “Initial Extension Amendments.” As a result of the Initial Extension Amendments, public stockholders forfeited their right to receive $690,000 under the original trust agreement entered into in connection with Mountain Crest’s IPO, if Mountain Crest seeks to extend the Combination Period for three months, but does not consummate a Business Combination.

●	As a result of the Initial Extension Amendments, the Sponsor was no longer required to deposit into the Trust Account $690,000 prior to the three-month extension and this amount will not be repaid if a Business Combination is not consummated to the extent fund is not available outside of the Trust Account.

●	As a result of the Initial Extension Amendments, Mountain Crest has extended the Combination Period to May 16, 2023, by depositing $300,000 into the Trust Account for the benefit of the public stockholders for the extension. The additional amount added to the Trust Account was reduced from what was included in Mountain Crest’s IPO prospectus, which was $0.10 per share to approximately $0.05 per share.

●	As a result of the Initial Extension Amendments, the Sponsor has contributed to Mountain Crest $300,000 in an interest-free loan for the extension of the Combination Period. If the Initial Extension Amendments were not adopted, the Sponsor would be expected to deposit into the Trust Account $690,000 in an interest-free loan. Since both loans will become payable only after Closing of a Business Combination, the Sponsor will lose repayment of the $300,000 loan if a Business Combination is not completed after the extension. No funds from the Trust Account would be used to repay such loan in the event of Mountain Crest’s liquidation.

Additionally, if the Charter Amendment Proposals are approved and the Charter Amendment is implemented and the Company consummates a Business Combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

We may not be able to complete a Business Combination with a U.S. target company since such initial Business Combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

One of our directors is a citizen of a country other than the United States. While we believe that the nature of the Company’s business should not make the transaction subject to U.S. foreign regulations or review by a U.S. government entity, it is possible that a Business Combination may be subject to a CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If a Business Combination falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing a Business Combination. CFIUS may decide to block or delay our initial Business Combination, impose conditions to mitigate national security concerns with respect to such initial Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial Business Combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial Business Combination. If we cannot complete our initial Business Combination by February 16, 2024 (or November 16, 2024 if the Charter Amendment Proposals are approved by the shareholders and the Company extends the Combination Period to the fullest extent) because the review process drags on beyond such timeframe or because our initial Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Mountain Crest may be subject to the Excise Tax included in the Inflation Reduction Act of 2022 in connection with redemptions of Mountain Crest Common Stock after December 31, 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because Mountain Crest is a Delaware corporation and because its securities trade on Nasdaq, Mountain Crest is a “covered corporation” within the meaning of the IR Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), who has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of Mountain Crest Common Stock after December 31, 2022, including redemptions in connection with a Business Combination, extension vote or otherwise, unless an exemption is available. The Excise Tax would be payable by the Company and not by the redeeming holders. Generally, issuances of securities by Mountain Crest in connection with a Business Combination transaction (including any PIPE transaction at the time of a Business Combination), as well as any other issuances of securities not in connection with a Business Combination, would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year.

Whether and to what extent the Company would be subject to the Excise Tax in connection with a Business Combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, extension vote or otherwise, (ii) the structure of a Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a Business Combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a Business Combination) and (iv) the content of regulations and other guidance from the Treasury. Consequently, the Excise Tax may make a transaction with Mountain Crest less appealing to potential Business Combination targets. Finally, based on recently issued interim guidance from the Internal Revenue Service and Treasury, subject to certain exceptions, the Excise Tax should not apply in the event of our complete liquidation.

Payment of the Excise Tax if the Company is subject to the Excise Tax.

We shall not be permitted to use the proceeds placed in the Trust Account and the interests earned thereon to pay any excise taxes imposed under the IR Act on any redemptions or stock buybacks by the Company. In the event an Excise Tax is imposed on us pursuant to the IR Act in relation to a redemption of securities as described in the registration statement or otherwise, and such tax has not been paid by us to the applicable regulatory authority on or prior to the due date for such a tax, our Sponsor agrees to promptly (but in any event sufficiently prior to the due date for such tax to assure timely payment thereof) either directly pay such tax on behalf of us or advance to us such funds as necessary and appropriate to allow us to pay such tax timely. Our Sponsor agrees not to seek recourse from the Trust Account for such tax payment.

Voting Procedures

Each share of our Common Stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our Common Stock that you own.

●	You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Common Stock will be voted as recommended by our Board. Our Board recommends voting “FOR” the Charter Amendment Proposals and the Adjournment Proposal.

●	You can attend the Special Meeting virtually and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Common Stock.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay Advantage Proxy its customary fee and out-of-pocket expenses. The Company will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Toll Free: 877-870-8565

Collect: 206-870-8565

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Mountain Crest Acquisition Corp. V, 311 West 43rd Street, 12th Floor, New York, NY 10036; Attention: Secretary, or call the Company promptly at (646) 493-6558.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to Mountain Crest Acquisition Corp. V, 311 West 43rd Street, 12th Floor, New York, NY 10036; Attention: Secretary.

Conversion Rights

Pursuant to our currently existing charter, any holders of our Public Shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Common Stock as of the Record Date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the Trust Account of approximately $[●] million on [●], 2023, the estimated per share conversion price would have been approximately $[●] (including interest earned through [●], 2023, but before deducting estimated taxes payable).

In order to exercise your conversion rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern time on [●], 2023 (two business days before the Special Meeting) that we convert your Public Shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: Mark Zimkind

E-mail: mzinkind@continentalstock.com

and

●	deliver your Public Shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our Common Stock, as they may receive higher proceeds from the sale of their Common Stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our Common Stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our Common Stock when you wish to sell your shares.

If you exercise your conversion rights, your shares of our Common Stock will cease to be outstanding immediately prior to the Special Meeting (assuming the Charter Amendment Proposals are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Charter Amendment Proposals are not approved and we do not consummate a Business Combination by February 16, 2024, we will be required to dissolve and liquidate our Trust Account by returning then remaining funds in such account to the public stockholders and our rights to purchase Common Stock will expire worthless.

Holders of outstanding units must separate the underlying Public Shares and public rights prior to exercising conversion rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into Public Shares and public rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your conversion rights with respect to the Public Shares upon the separation of the Public Shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (“DWAC”) system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the Public Shares upon the separation of the Public Shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Common Stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the Record Date. The percentages below are based on 2,654,874 shares of the Company’s Common Stock issued and outstanding as of the date of this Proxy Statement, including common shares underlying the Company’s units. The following table does not reflect record of beneficial ownership of the rights included in the units or the private rights issued pursuant to the Company’s initial public offering as these rights are not convertible until consummation of the Company’s initial Business Combination.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Suying Liu(2)	0	0
Nelson Haight	2,400	*
Todd T. Milbourn	2,400	*
Wenhua Zhang	2,400	*
All directors and executive officers as a group (4 individuals)	7,200	0.3%
Mountain Crest Global Holdings LLC(3)	1,940,800	73.1%
Owl Creek Asset Management, L.P.(4)	225,000	8.5%
Polar Asset Management Partners Inc.(5)	345,000	13.0%
Meteora Capital, LLC(6)	342,020	12.9%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Mountain Crest Acquisition Corp. V, 311 West 43rd Street, 12th Floor, New York, New York 10036.
(2)	On March 28, 2023, Dr. Suying Liu resigned from his position as the managing member of the Sponsor, and as result, he no longer has any voting and dispositive power over the shares owned by the Sponsor.
(3)	Dong Liu has voting and dispositive power over the shares owned by the Sponsor. Dong Liu is not related to Dr. Suying Liu, Mountain Crest’s Chairman, Chief Executive Officer and Chief Financial Officer. The Number of Shares includes (i) 1,717,800 shares of Common Stock and (ii) 223,000 shares of Common Stock underlying the Private Units.
(4)	Based on information provided in a Schedule 13G filed on February 9, 2023. Owl Creek Asset Management, L.P. and Jeffrey A. Altman (together, the “Reporting Persons”) made certain joint acquisition statement, dated February 9, 2023. Each of the Reporting Persons disclaims beneficial ownership of the Company’s shares of Common Stock except to the extent of that person’s pecuniary interest therein. The address of the principal office of the Reporting Persons is 640 Fifth Avenue, 20th Floor, New York, NY 10019.
(5)	Based on information provided in a Schedule 13G filed on February 10, 2023. The address of the principal office of the Reporting Person is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.
(6)	Based on information provided in a Schedule 13G filed on June 12, 2023. The address of the principal office of the Reporting Person is 1200 N Federal Hwy, #200, Boca Raton FL 33432.

Risks Related to Being Deemed an Investment Company

If we are deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate the Initial Business Combination and liquidate the Company.

The Company could potentially be subject to the Investment Company Act and the regulations thereunder. If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete a Business Combination and instead to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and rights following such a transaction, and our rights would expire worthless.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we intend to convert all of the assets held in the Trust Account into cash prior to November 12, 2023, and hold the funds in the Trust Account in cash until the earlier of the consummation of the Initial Business Combination or our liquidation. As a result, following the conversion of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act. The fact that the funds in our Trust Account have been held in securities makes it more likely that we could be deemed to be an unregistered investment company than other special purpose acquisition companies that hold their trust account funds solely in cash.

The Company’s IPO registration statement became effective on November 12, 2021. In order to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, the Company intends to convert all of the assets held in the Trust Account into cash prior to November 12, 2023 to ensure that the Company does not fall within the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. Following such conversion, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to convert the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, the longer that the funds in the Trust Account are held in money market funds invested exclusively in such securities the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

PROPOSAL 1: THE CHARTER AMENDMENT PROPOSALS

This is a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), (a) to extend the date by which the Company has to consummate a Business Combination to November 16, 2024, provided that the Company deposits into the Trust Account an amount equal to $0.10 per Public Share for each three-month extension commencing on November 17, 2023; (b) to eliminate the requirement to maintain $5,000,001 of net tangible book value prior to or upon consummation of a Business Combination (the “NTA Requirement”) by eliminating such requirement set forth in paragraph D of Article Sixth; and (c) permit prior to a Business Combination the issuance of common stock or securities convertible into common stock or the issuance of securities which vote as a class with the common stock on a Business Combination by eliminating the restrictions on such issuances set forth in paragraph G of Article Sixth. We refer to these proposals as the “Charter Amendment Proposals.” All stockholders are encouraged to read the proposed Charter Amendment in its entirety for a more complete description of its terms. A copy of the proposed Charter Amendment is attached hereto as Annex A.

If the Charter Amendment Proposals are not approved or if the Company’s Board determines that the Company will not be able to consummate a Business Combination by the Extended Date, then the Company will wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Charter Amendment is not approved.

Reasons for the Proposed Charter Amendment

The purpose of the Charter Amendment Proposals and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination, to remove the NTA Requirement, and to permit the Company to issue additional shares of common stock to meet certain continued listing rules of Nasdaq.

a. Extension Amendment

As previously announced, on October 19, 2022, the Company entered into that a Business Combination Agreement by and between the Company and AUM, which was subsequently amended on February 10, 2023, March 30, 2023 and April 19, 2023. On January 27, 2023, Holdco, Amalgamation Sub and Merger Sub executed a joinder agreement with Mountain Crest and AUM and joined the Business Combination Agreement as parties. The Business Combination Agreement would have provided, subject to its terms and conditions, for a Business Combination of Mountain Crest. Pursuant to stockholder approval obtained as special meetings held on December 20, 2022 and May 12, 2023, the Company has twice amended its Charter to extend a Business Combination Period to February 16, 2024. On June 8, 2023, Mountain Crest received the Notice from AUM. The Notice terminated a Business Combination Agreement as of June 8, 2023.

The Company’s Charter provides that the Company has until February 16, 2024, the Termination Date, to complete a Business Combination. The only way to extend the Combination Period is to have a separate stockholder vote to amend the current Charter.

The Company is working towards a Business Combination by identifying and conducting discussions with potential target companies, but has determined that there will not be sufficient time before February 16, 2024, the Termination Date, to hold a Special Meeting to obtain the requisite stockholder approval of, and to consummate, any Business Combination. The Company’s management believes that it can close a Business Combination before November 16, 2024 (i.e., the end of the Combination Period). If the Extension Amendment is approved, the Company will have the right to modify and extend the Combination Period to November 16, 2024, provided that the Company deposits into the Trust Account an amount equal to $0.10 per Public Share (the “Extension Payment”) for each of the following three-month extensions: (1) November 17, 2023 to February 16, 2024, (2) February 17, 2024 to May 16, 2024, (3) May 17, 2024 to August 16, 2024 and (4) August 17, 2024 to November 16, 2024. If the Charter Amendment Proposals are approved, November 16, 2023, if not extended, or the last day of the final extension period, if extended, shall be referred to as the “Extended Date.” The Extension Payment will be deposited in the Trust Account prior to the beginning of the additional extension period (or portion thereof).

If the Extension Amendment is not approved, or if the Extension Amendment is approved and the Charter Amendment is implemented, but the Company’s Board determines that the Company will not be able to consummate a Business Combination by the Extended Date, then the Company will wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment is not approved.

As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act. There is uncertainty under the Investment Company Act whether certain special purpose acquisition companies, or “SPACs,” with trust account assets held in securities, that do not consummate a Business Combination within 24 months after the effective date the SPAC’s IPO registration statement, would fall within the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. The Company’s IPO registration statement became effective on November 12, 2021. Due to this uncertainty, the Company intends to convert all of the assets held in the Trust Account into cash prior to November 12, 2023 to ensure that the Company does not fall within the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. However, the longer that the funds in the Trust Account are held in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and rights following such a transaction and our rights would expire worthless. See “Risks Related to Being Deemed an Investment Company.”

b. NTA Requirement Amendment

Paragraph D of Article VI of the Charter provides that Mountain Crest will not consummate a Business Combination unless it has net tangible assets of at least $5,000,001 upon consummation of such Business Combination. The purpose of this provision was to ensure that, in connection with its Business Combination, Mountain Crest would continue, as it has since the IPO, to not be subject to the “penny stock” rules promulgated by the SEC, because Mountain Crest satisfied an exclusion to the “penny stock” rules for companies that have net tangible assets of at least $5,000,001. However, Mountain Crest believes that it may rely on another exclusion, which relates to its securities being listed on Nasdaq, known as the “Exchange Rule.” Therefore, Mountain Crest intends to rely on the Exchange Rule to not be deemed subject to the SEC’s “penny stock” rules. If the NTA Requirement Amendment is approved, Paragraph D of Article VI of the Charter will be eliminated and the Company will not be required to have net tangible assets of at least $5,000,001 upon consummation of a Business Combination.

c. Issuance Amendment

On April 3, 2023, the Company received a notice from Nasdaq stating that the Company’s listed securities failed to satisfy the MVLS Requirement of $50,000,000 MVLS for continued listing on The Nasdaq Global Market in accordance with Nasdaq Listing Rule 5450(b)(2)(A) based upon the Company’s MVLS for the 30 consecutive business days prior to the date of the notice. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided a period of 180 calendar days, or until October 2, 2023, in which to regain compliance with the MVLS Requirement.

On May 18, 2023, the Company received a second notice from Nasdaq, stating that the Company no longer satisfies the PHS Requirement to maintain a minimum of 1,100,000 for continued listing on The Nasdaq Global Market, according to the number of publicly held shares reported on its Form 8-K for May 12, 2023. The Company has been provided 45 calendar days, or until July 3, 2023, to submit a plan to Nasdaq to regain compliance with the PHS Requirement. If the plan is accepted, Nasdaq can grant an extension of up to 180 calendar days from the date of the Notice, or until November 14, 2023, to evidence compliance with the PHS Requirement. If the plan is not accepted, the Company will have the right to appeal, and the Company’s securities would remain listed on The Nasdaq Global Market until completion of the appeal process.

On June 27, 2023, the Company received a third notice from Nasdaq stating that the Company’s listed securities failed to satisfy the MVPHS Requirement to maintain a minimum of $15,000,000 for continued listing on The Nasdaq Global Market in accordance with Nasdaq Listing Rule 5450(b)(3)(C) based upon the Company’s MVPHS for the 30 consecutive business days prior to the date of the notice. In accordance with Nasdaq Listing 5810(c)(3)(D), the Company has been provided a period of 180 calendar days, or until December 26, 2023, in which to regain compliance with the MVPHS Requirement.

Alternatively, The Nasdaq Capital Market has different requirements for the continued listings. The chart below shows some differences, among others:

	The Nasdaq Global Market	The Nasdaq Capital Market	MCV as of June 27, 2023
MVLS	$50 million	$35 million	Approximately $28 million
PHS	1.1 million	500,000	706,874
MVPHS	$15 million	$1 million	Approximately $7 million

As part of the Company’s plan to address the deficiencies delineated in the Nasdaq notices, referenced above, the Company has submitted its application to transfer the listing of its securities from The Nasdaq Global Market to The Nasdaq Capital Market on April 7, 2023, and plans to consummate a private placement of its common stock to meet the MVLS Requirement, PHS Requirement and MVPHS Requirement. However, the Company is not currently allowed to issue additional shares of common stock, because Paragraph G of Article VI of the Charter provides that “Prior to a Business Combination, the Board of Directors may not issue any securities which participate in or are otherwise entitled in any manner to any of the proceeds in the Trust Fund or which vote as a class with the Common Stock on a Business Combination.” By eliminating this provision, through the Issuance Amendment, the Company will be permitted to conduct a private placement and issue additional shares of common stock, and therefore regain the compliance with the Nasdaq listing standards noted above.

In connection with the Charter Amendment, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposals and Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[●] million of marketable securities as of [●], 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Our sponsor, our officers and directors, hold the right to vote over an aggregate of 1,948,000 shares of common stock which include 1,725,000 Founder Shares that were issued prior to our IPO and 223,000 shares of common stock that make part of the Private Units that were purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [●], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of [●], 2023, there was approximately $[●] million in the Trust Account, and the estimated redemption price is approximately $[●] per share, before deducting estimated taxes payable. The closing price of the Company’s common stock on [●], 2023 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposals and the Adjournment Proposal are not approved and we do not consummate a Business Combination by February 16, 2024, as in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Units.

If the Charter Amendment Proposals are approved, the Company will file a Charter Amendment with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a Business Combination until the Extended Date and make the other amendments contained therein. The Company will remain a reporting company under the Exchange Act and its units, Common Stock and rights will remain publicly traded. However, if Nasdaq initiates delisting procedures in accordance with the Rules despite the Company’s efforts to regain the compliance with the Nasdaq listing standards noted above, its units, Common Stock and rights may trade in the over-the-counter market. The Company will then continue to work to consummate a Business Combination by the Extended Date.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding Common Stock, including the Founder Shares, will be required to approve the Charter Amendment Proposals. The approval of the Charter Amendment is essential to the implementation of our Board’s plan to extend the Combination Period, to consummate a private placement and to regain the Nasdaq compliance. Therefore, our Board will abandon and not implement the Charter Amendment unless our stockholders approve the Charter Amendment. Notwithstanding stockholder approval of the Charter Amendment, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders. Our Board has fixed the close of business on [●], 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

You are not being asked to vote on any Business Combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a Business Combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated a Business Combination by the Extended Date.

Recommendation

The Company’s Board recommends that you vote “FOR” the Charter Amendment Proposals.

PROPOSAL 2: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will authorize the Chairman of the Special Meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies to the extent the Chairman of the Special Meeting deems it necessary or appropriate.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Special Meeting vote for the Adjournment Proposal, the chairman of the Special Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s Board recommends that you vote “FOR” the Adjournment Proposal.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Charter Amendment or the Adjournment by contacting us at the following address or telephone number:

Mountain Crest Acquisition Corp. V

311 West 43rd Street, 12th Floor

New York, NY 10036

(646) 493-6558

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Toll Free: 877-870-8565

Collect: 206-870-8565

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than [●], 2023.

Annex A

Charter Amendment

AMENDMENT NO. 3 TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

MOUNTAIN CREST ACQUISITION CORP. V

[●], 2023

Mountain Crest Acquisition Corp. V, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Mountain Crest Acquisition Corp. V.” The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on April 8, 2021. The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of Delaware on November 12, 2021. The first Amendment to the Amended and Restated Certificate was filed with the Secretary of State of Delaware on December 20, 2022. The second Amendment to the Amended and Restated Certificate was filed with the Secretary of State of Delaware on May 12, 2023.

2. This Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Paragraph E of Article SIXTH is hereby amended and restated to read in full as follows:

“E. The Corporation will have until November 16, 2024 to close a Business Combination, provided the Corporation extends the time to consummate a Business Combination for four (4) three-month periods commencing on November 17, 2023. In order to extend the time available for the Corporation to consummate a Business Combination beyond November 16, 2023, the Corporation, prior to the applicable deadline, must deposit into the Trust Fund an amount equal to $0.10 per Public Share for each of the following three-month extension periods: (1) November 17, 2023 to February 16, 2024, (2) February 17, 2024 to May 16, 2024, (3) May 17, 2024 to August 16, 2024 and (4) August 17, 2024 to November 16, 2024 (November 16, 2023, if not extended, or the last day of the final extension period, if extended, shall be referred to as the “Termination Date”). In the event that the Corporation does not consummate a Business Combination by the Termination Date, the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Corporation (less taxes payable and dissolution expenses) for its working capital requirements or necessary to pay its taxes divided by the total number of IPO Shares then outstanding.”

5. The text of Paragraph D of Article SIXTH is hereby deleted in its entirety and replaced with the following:

“D. [Reserved.]”

6. The text of Paragraph G of Article SIXTH is hereby deleted in its entirety and replaced with the following:

“G. [Reserved.]”

Annex A-1

IN WITNESS WHEREOF, Mountain Crest Acquisition Corp. V has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Mountain Crest Acquisition Corp. V

By:
Name:	Suying Liu
Title:	Chief Executive Officer

Annex A-2

PROXY CARD

MOUNTAIN CREST ACQUISITION CORP. V

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Suying Liu as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Mountain Crest Acquisition Corp. V (the “Company”), to be held via virtual meeting as described in the Proxy Statement on [●], 2023 at [●].m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated [●], 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	PROPOSAL 1. CHARTER AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO VOTE ON THE FOLLOWING PROPOSED AMENDMENTS:

		For	Against	Abstain

1a.

to modify the terms and extend the date by which the Company has to consummate an initial business combination (the “Business Combination”) to November 16, 2024, provided that the Company deposits into the trust account an amount equal to $0.10 per oustanding share of common stock sold in the Company’s initial public offering for each three-month extension commencing on November 17, 2023;

		☐	☐	☐

1b.	to eliminate the requirement to maintain $5,000,001 of net tangible book value prior to or upon consummation of a Business Combination by eliminating such requirement set forth in paragraph D of Article Sixth; and	☐	☐	☐

1c.	to permit prior to a Business Combination the issuance of common stock or securities convertible into common stock or the issuance of securities which vote as a class with the common stock on a Business Combination by eliminating the restrictions on such issuances set forth in paragraph G of Article Sixth.	☐	☐	☐

2.	PROPOSAL 2. ADJOURNMENT —

	For	Against	Abstain

A proposal to authorize the Chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, from time to time, as the Chairman of the Special Meeting may deem necessary or appropriate.	☐	☐	☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one):         Yes         No

Number of attendees:

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.